GRAPHIC PACKAGING INTERNATIONAL, INC.

FOURTH AMENDMENT
TO THE
GRAPHIC PACKAGING INTERNATIONAL, INC.
NON-QUALIFIED DEFERRED COMPENSATION PLAN

The undersigned, being all the members of the Board of Directors of Graphic Packaging International, Inc. a Delaware corporation (the “Plan Sponsor”) hereby make this amendment to the Graphic Packing International, Inc. Non-Qualified Deferred Compensation Plan (the “Plan”).

W I T N E S S E T H :

WHEREAS, the Plan Sponsor adopted and maintains the Plan which consists of the Adoption Agreement and Base Document and was effective as of July 1, 2011;
WHEREAS, the Plan Sponsor reserves the right pursuant to section 10.1 of the Base Document to amend the Plan; and
WHEREAS, the Plan Sponsor wishes to amend the Plan documents to (i) reflect the Plan Sponsor’s administrative practice of allowing all employees paid at salary grade 100 or above to participate in the Plan, and (ii) recognize employees’ prior service with Rose City Printing and Packaging, Inc.
NOW, THEREFORE, effective as of January 1, 2016, the Plan Sponsor hereby amends the Plan as follows:
1.    Section 2.01(a) of the Adoption Agreement is amended to read as follows:
“2.01    PARTICIPATION
(a)    ☒    Employees [complete (i), (ii) or (iii)]
(i)    ☐    Eligible Employees are selected by the Employer.
(ii)    ☒    Eligible Employees are those employees of the Employer who satisfy the following criteria:
Any employee of the Employer paid at salary grade 100 or above, as determined by the Employer.
(iii)    ☐    Employees are not eligible to participate.”

2.    Section 7.01(d)(ii) of the Adoption Agreement is amended to read as follows:
“(ii)    Years of Service shall also include service performed for the following entities:
Rose City Printing and Packaging, Inc.    ”

IN WITNESS WHEREOF, the undersigned, being all the members of the Board of Directors of the Plan Sponsor, have caused this Fourth Amendment to be executed on this 6th day of November, 2015.

GRAPHIC PACKAGING INTERNATIONAL, INC.

By: /s/ David W. Scheible___________
David W. Scheible

By: /s/ Stephen R. Scherger__________
Stephen R. Scherger

By: /s/ Lauren S. Tashma____________
Lauren S. Tashma

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